EXHIBIT 99.4

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)

INDEX TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Balance Sheets	F-2

Condensed Statements of Operations And Comprehensive Loss	F-3

Condensed Statements of Cash Flows	F-4

Condensed Statements of Stockholder’s Deficit	F-5

Notes to Condensed Financial Statements	F-6 – F-12

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
CONDENSED BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)
(Unaudited)

	December 31, 2008	March 31, 2008
	(Unaudited)	(Audited)

ASSETS
Non-current asset:
Intangible assets, net	$1	$1
TOTAL ASSETS	$1	$1

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
Amount due to a related company	$1,354	$611
Amount due to a stockholder	5,483	-
Accrued liabilities	755	752
Total current liabilities	7,592	1,363

Stockholder’s deficit:
Common stock, $1 par value; 10,000 shares authorized; issued and outstanding: 1 share as of December 31, 2008 and March 31, 2008	1	1
Accumulated other comprehensive loss	(34)	(1)
Accumulated deficit	(7,558)	(1,362)

Total stockholder’s deficit	(7,591)	(1,362)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$1	$1

See accompanying notes to condensed financial statements.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Nine months ended December 31,		Period from December 15, 2006 (inception) to December 31,
	2008	2007	2008

Revenue, net	$-	$-	$-

Operating expenses:
General and administrative	6,196	610	7,558

LOSS BEFORE INCOME TAX	(6,196)	(610)	(7,558)

Income tax expense	-	-	-

NET LOSS	$(6,196)	$(610)	$(7,558)

Other comprehensive loss:
- Foreign currency translation loss	(33)	1	(34)

COMPREHENSIVE LOSS	$(6,229)	$(609)	$(7,592)

See accompanying notes to condensed financial statements.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
CONDENSED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Nine months ended December 31,		Period from December 15, 2006 (inception) to December 31,
	2008	2007	2008
Cash flows from operating activities:
Net loss	$(6,196)	$(610)	$(7,558
Adjustments to reconcile net loss to net cash provided by operating activities:
Amount due to a related company	743	610	1,354
Accrued liabilities	3	(1)	755

Net cash provided by operating activities	(5,450)	(1)	(5,449

Cash flows from financial activities:
Advance from a stockholder	5,483	-	5,483

Net cash provided by operating activities	5,483	-	5,483

Effect of exchange rate changes on cash and cash equivalents	(33)	1	(34

NET CHANGE IN CASH AND CASH EQUIVALENTS	-	-	-

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-	-	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$-	$-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest expense	-	$-	$-

NON-CASH INVESTING AND FINANCING TRANSACTION:
Acquisition of intangible assets from related parties	$1	$-	$1

See accompanying notes to condensed financial statements.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
CONDENSED STATEMENTS OF STOCKHOLDER’S DEFICIT
FOR THE PERIOD FROM DECEMBER 15, 2006 (INCEPTION) TO DECXEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)
(Unaudited)

	Common stock		Accumulated other comprehensive	Accumulated	Total stockholder’s
	No. of share	Amount	(loss) income	deficit	deficit

Balance as of December 15, 2006 (inception)	1	$1	$-	$-	$1

Net loss for the period	-	-	-	(752)	(752)

Foreign currency translation adjustment	-	-	3	-	3

Balance as of March 31, 2007	1	1	3	(752)	(748)

Net loss for the year	-	-	-	(610)	(610)

Foreign currency translation adjustment	-	-	(4)	-	(4)

Balance as of March 31, 2008	1	1	(1)	(1,362)	(1,362)

Net loss for the period	-	-	-	(6,196)	(6,196)

Foreign currency translation adjustment	-	-	(33)	-	(33)

Balance as of December 31, 2008	1	$1	$(34)	$(7,558)	$(7,591)

See accompanying notes to condensed financial statements

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE－1	BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”). Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the condensed balance sheet as of March 31, 2008 which has been derived from the audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended December 31, 2008 are not necessarily indicative of the results to be expected for the entire fiscal year ending March 31, 2009 or for any future period.

These unaudited condensed financial statements and notes thereto should be read in conjunction with the audited financial statements for the year ended March 31, 2008.

NOTE－2	ORGANIZATION AND BUSINESS BACKGROUND

EATware Intellectual Properties Limited (the “Company”) was incorporated as a BVI Business Company with limited liability in the British Virgin Islands (“BVI”) under the BVI Business Companies Act, 2004, on December 15, 2006.

The principal activity of the Company was to obtain the exclusive trademarks of “EATWARE”, registered and pending patent applications and technical know-how used in the production of certain bio-degradable food containers and packaging products.

The Company has no revenues as of December 31, 2008 since its inception and is considered as a development stage company as defined in the Statements of Financial Accounting Standards No. 7, “Accounting and Reporting by Development Stage Enterprises”.

NOTE－3	GOING CONCERN UNCERTAINTIES

The accompanying condensed financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

Since its inception, the Company suffered from an operating loss. At December 31, 2008, the Company had a working capital deficit of $7,592 and an accumulated deficit of $7,558. Additionally, the Company has incurred losses since its inception. Management has taken action to ensure that the Company will continue as a going concern through December 31, 2009. The actions involve a major restructuring of the Company, including the addition of more equity financing which is fully described in Note 7. As a result of the foregoing, there exists substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE－4	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Use of estimates

In preparing these condensed financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

●	Intangible assets

Intangible assets include the trademarks, registered and pending patent applications and technical know-how obtained from a related party at the acquisition cost. Technical know-how includes secret formulas, manufacturing processes, technical and procedural manuals to manufacture bio-degradable food containers and packaging products.

Amortization of these intangible assets is provided on the basis over their estimated useful lives ranging from 7 to 50 years, using the straight-line method.

●	Impairment of long-life assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company reviews its long-lived assets, including property, plant and equipment and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of December 31, 2008.

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive loss in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

The Company also adopts Financial Accounting Standards Board ("FASB") Interpretation No. (FIN) 48, "Accounting for Uncertainty in Income Taxes" and FSP FIN 48-1, which amended certain provisions of FIN 48. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

In connection with the adoption of FIN 48, the Company analyzed the filing positions in the federal, tax jurisdiction where the Company is required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the period. The Company conducts its business in the BVI and is subject to tax in its own jurisdiction.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company maintains its books and records in its local currency, Hong Kong Dollars ("HK$"), which is functional currency as being the primary currency of the economic environment in which the entity operates.

In general, the assets and liabilities of the Company whose functional currency is not US$ are translated into US$, in accordance with SFAS No 52 “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements are recorded as a separate component of accumulated other comprehensive income within the statement of stockholder’s equity.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

Translation of amounts from HK$ into US$ has been made at the following exchange rates for the respective period:

	2008	2007

Months end HK$:US$ exchange rate	7.7507	7.8049
Average monthly HK$:US$ exchange rate	7.7847	7.8006

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange. The Company’s financial instruments primarily consist of amount due to a related party and accrued liabilities.

●	Recently accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement where the FASB has previously determined that under those pronouncements fair value is the appropriate measurement. This statement does not require any new fair value measurements but may require companies to change current practice. This statement is effective for those fiscal years beginning after November 15, 2007 and to the interim periods within those fiscal years. The Company believes that SFAS No. 157 should not have a material impact on the consolidated financial position or results of operations

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS No. 159 should not have a material impact on the consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company believes that SFAS No. 141R should not have a material impact on the financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” ("SFAS No. 162"). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with US GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS No. 162 to have a material effect on the financial condition or results of operations of the Company.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations and does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

EATWARE INTELLECTUAL PROPERTIES LIMITED
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

In September 2008, the FASB issued FSP 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP FAS 133-1” and “FIN 45-4”). SP 133-1 and FIN 45-4 amends disclosure requirements for sellers of credit derivatives and financial guarantees. It also clarifies the disclosure requirements of SFAS No. 161 and is effective for quarterly periods beginning after November 15, 2008, and fiscal years that include those periods. The adoption of FSP 133-1 and FIN 45-4 did not have a material impact on the Company’s current financial position, results of operation or cash flows.

In October 2008, the FASB issued Staff Position (“FSP”) No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active” (“FSP FAS 157-3”) FSP FAS 157-3 clarifies the application of SFAS No. 157 in an inactive market. It illustrated how the fair value of a financial asset is determined when the market for that financial asset is inactive. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The adoption of FSP FAS 157-3 did not have a material impact on the Company’s current financial position, results of operations or cash flows.

NOTE－5	INTANGIBLE ASSETS

In January 2007, the Company entered into the Deeds of Assignment with two related companies which were previously controlled by the director of the Company pursuant to which the Company acquired exclusive trademarks of “EATWARE”, registered and pending patent applications, technical know-how used in the production of bio-degradable food containers and packaging products for a consideration of $1.

Amortization of these intangible assets is provided on the basis over their estimated useful lives ranging from 7 to 50 years, using the straight-line method.

NOTE－6	AMOUNT DUE TO A STOCKHOLDER

As of December 31, 2008, amount due to a stockholder represented advances to the Company, which was unsecured, interest-free and has no fixed repayment term.

NOTE－7	RELATED PARTY TRANSACTION

On December 1, 2007, the Company entered into Exclusive Licensing Agreement with EATware Global Corp., which is previously controlled by Mr. So, the director of the Company, to license the exclusive right to use certain names, trademarks, patents, equipment and procedures for the manufacture, distribution and sales of organically sensitive, environmentally friendly and biodegradable tableware, packaging and other cellulose based products for a term of 10 years at no fee charge. No transactions were incurred during the nine months ended December 31, 2008 and 2007.

NOTE－8	SUBSEQUENT EVENT

On March [31], 2009, the Company entered into a Share Exchange Agreement (the “Agreements”) with China Shoe Holdings, Inc., a company organized under the laws of the State of Neveda and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “CHSH”. Pursuant to the Agreements, the shareholders of the Company transferred 100% of its issued and outstanding common stock to CHSH in exchange for an aggregate of 1,750,000,000 shares of common stock of CHSH, thus causing the Company to become a direct wholly-owned subsidiary of CHSH.

The share exchange is treated as a reverse acquisition and recapitalization of CHSH whereby the Company is deemed to be the accounting acquirer (legal acquiree) and CHSH to be the accounting acquiree (legal acquirer). Accordingly, the consolidated entity is considered to be a continuation of CHSH with the net assets of the Company deemed to have been acquired and recorded at its fair value.